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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 22, 1999

                               US DIAGNOSTIC INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

        1-13392                                           11-3164389
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

777 SOUTH FLAGLER DRIVE, SUITE 1201, EAST TOWER, WEST PALM BEACH, FLORIDA 33401
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone no. including area code: (561) 832-0006
                                                ----------------



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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

       On February 12, 1999, US Diagnostic Inc. (the "Company"), sold its 100% interest in US Imaging, Inc., ("USI"), to United Radiology Associates, Inc. ("URA"). USI and its subsidiaries own and operate eight diagnostic imaging centers in Houston and San Antonio, Texas. Additionally, on February 12, 1999, the Company sold to URA certain assets relating to the Company's billing and regional corporate offices located in Houston, Texas. URA is affiliated with Dr. L.E. Richey, MD, who was Chairman of the Board of the Company. Effective February 12, 1999, Dr. Richey resigned as Chairman of the Board and as a Director of the Company. The Company obtained a fairness opinion in connection with the transaction. The price for the stock of USI and for the billing and regional corporate office assets was an aggregate of $11.7 million, consisting of cash received of $8.6 million, a secured promissory note of $1.9 million, due February 12, 2001, with interest at 6% payable semi-annually, and debt assumed by USI of $1.2 million. Immediately upon the closing, $6.2 million of the cash proceeds were used to repay a portion of the Company's revolving credit loan with DVI Business Credit Corporation ("DVI"), and another $1.4 million was paid to DVI in full payment of an equipment loan.

Item 5.  OTHER EVENTS

       On January 22, 1999, the Company sold its interest in Integrated Health Concepts, Inc. ("IHC") to Dr. Mohammad Athari, M.D, the owner of a minority interest in IHC. IHC and its subsidiaries own and operate six diagnostic imaging centers in Houston, Texas. The sales price was $11.7 million, consisting of cash received of $3.3 million and the assumption by IHC of debt amounting to $8.4 million. Immediately upon the closing, $1.0 million of the cash proceeds were used to repay a portion of the Company's revolving credit loan with DVI.

       The sale of IHC was not a significant disposition as defined by Item 2 of Form 8-K. Accordingly, pro forma financial information was not required. The Company has voluntarily included pro forma financial information for the sale of IHC in this Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      not applicable

(b)      Pro Forma Financial Information

         (1) US Diagnostic Inc. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998

         (2) US Diagnostic Inc. Unaudited Pro forma Condensed Consolidated Statements of Operations:

                           For the nine months ended September 30, 1998
                           For the year ended December 31, 1997

       The following unaudited pro forma condensed consolidated balance sheet as of September 30, 1998 gives effect to the sales of USI and IHC as if they had occurred on September 30, 1998.

       The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1998 and year ended December 31, 1997 give effect to the sales of USI and IHC as if they had occurred at the beginning of the respective periods. Such statements of operations do not include the estimated pro forma net loss after taxes of $4.0 million resulting from the sale of USI, nor the estimated pro forma net gain after taxes of $1.1 resulting from the sale of IHC. The pro forma results are not necessarily indicative of the results of operations that would have been achieved had the dispositions been consummated at the beginning of the periods reflected.



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US DIAGNOSTIC INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(IN THOUSANDS)

                                                                                         At September 30, 1998
                                                                                          USI              IHC
                                                                        Historical     Adjustments      Adjustments      Pro Forma
                                                                        ----------     -----------      -----------      ---------
ASSETS
   Current Assets
      Cash and cash equivalents                                         $   9,781      $  1,050 (a)     $  1,900 (a)     $  12,523
                                                                                           (177)(b)          (31)(b)
      Accounts receivable, net                                             49,637        (6,263)(b)       (2,880)(b)        40,494
      Other receivables                                                     7,724           (10)(b)          (30)(b)         9,534
                                                                                          1,850 (a)
      Prepaid expenses and other current assets                             9,005          (229)(b)         (232)(b)         8,544
                                                                        ---------      --------         --------         ---------
         Total Current Assets                                              76,147        (3,779)          (1,273)           71,095

   Property and Equipment, net                                             94,404        (7,173)(b)       (5,568)(b)        81,663
   Intangible Assets, net                                                  80,598        (1,375)(b)           --            79,223
   Other Assets                                                             3,972           (19)(b)         (201)(b)         3,752
   Investments In and Advances to Unconsolidated Subsidiaries               2,037            --               --             2,037
                                                                        ---------      --------         --------         ---------

         Total Assets                                                   $ 257,158      $(12,346)        $ (7,042)        $ 237,770
                                                                        =========      ========         ========         =========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Current Liabilities
      Accounts payable and accrued expenses                             $  24,607      $   (723)(b)     $   (504)(b)     $  23,380
      Current portion of long-term debt                                    21,037          (597)(b)         (949)(b)        19,116
                                                                                           (375)(a)           --                --
      Obligations under capital leases - current portion                    6,613          (513)(b)           --             6,100
      Other current liabilities                                             7,362          (140)(b)          (87)(b)         7,135
      Purchase price due on companies acquired                                434            --               --               434
                                                                        ---------      --------         --------         ---------
         Total Current Liabilities                                         60,053        (2,348)          (1,540)           56,165

      Subordinated convertible debentures                                  56,425                                           56,425
      Long-term debt, net of current portion                               95,769        (7,237)(a)       (1,000)(a)        81,803
                                                                                           (113)(b)       (5,616)(b)
      Obligations under capital leases, net of current portion              9,894          (365)(b)           --             9,529
      Other liabilities                                                     4,448         1,671 (b)           --             6,119
                                                                        ---------      --------         --------         ---------

         Total Liabilities                                                226,589        (8,392)          (8,156)          210,041

   Minority Interest                                                        1,570            --               --             1,570

   Stockholders' Equity
      Preferred stock                                                          --            --               --                --
      Common stock                                                            227            --               --               227
      Additional paid-in capital                                          147,864            --               --           147,864
      Deferred stock-based compensation                                    (1,278)           --               --            (1,278)
      Accumulated deficit                                                (117,814)       (3,954)(c)        1,114 (c)      (120,654)
                                                                        ---------      --------         --------         ---------
         Total Stockholders' Equity                                        28,999        (3,954)           1,114            26,159

      Total Liabilities & Stockholders' Equity                          $ 257,158      $(12,346)        $ (7,042)        $ 237,770
                                                                        =========      ========         ========         =========


BALANCE SHEET ASSUMPTIONS

(a) To reflect net proceeds from the USI transaction of $8.6 million in cash and $1.9 million of note receivable, less $7.6 million repayment of long-term debt, and to reflect net proceeds from the IHC transaction of $2.9 million in cash less repayment of $1.0 million in long-term debt.

(b) To reflect the elimination of the assets and liabilities upon the sale of USI and IHC.

(c) To reflect the estimated net loss after taxes of $4.0 million from the sale of USI, and to reflect the estimated net gain after taxes of $1.1 million from the sale of IHC.



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US DIAGNOSTIC INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                              For the Nine Months Ended September 30, 1998
                                                                                          USI              IHC
                                                                        Historical     Adjustments      Adjustments      Pro Forma
                                                                        ----------     -----------      -----------      ---------
Revenue                                                                 $ 153,206      $(14,280)(d)     $ (7,890)(d)     $ 131,036
                                                                        ---------      --------         --------         ---------

Operating Expenses
   General and administrative                                             113,276       (11,614)(d)       (6,608)(d)        95,054
   Bad debt expense                                                         3,918          (341)(d)          (99)(d)         3,478
   Depreciation                                                            14,997        (1,106)(d)         (683)(d)        13,208
   Amortization                                                             3,851            --               --             3,851
   Stock-based compensation                                                   914            --               --               914
                                                                        ---------      --------         --------         ---------
      Total Operating Expenses                                            136,956       (13,061)          (7,390)          116,505

Gain on Sale of Subsidiaries                                                6,182            --               --             6,182
                                                                        ---------      --------         --------         ---------

Income from Operations                                                     22,432        (1,219)            (500)           20,713
                                                                        ---------      --------         --------         ---------

Other Income (Expense)
   Interest expense                                                       (15,827)          566 (f)           73 (f)       (14,399)
                                                                                            291 (d)          498 (d)
   Interest and other income                                                1,987           (62)(d)           15 (d)         1,940
                                                                        ---------      --------         --------         ---------

      Total Other Income (Expense)                                        (13,840)          795              586           (12,459)
                                                                        ---------      --------         --------         ---------
Income Before Minority Interest and Provision For Income Taxes              8,592          (424)              86             8,254
                                                                        ---------      --------         --------         ---------

Minority interest in income of subsidiaries                                 2,034            --               --             2,034
Provision for income taxes                                                  3,825          (147)(g)           -- (g)         3,678
                                                                        ---------      --------         --------         ---------

   Net Income                                                           $   2,733      $   (277)        $     86         $   2,542
                                                                        ---------      --------         --------         ---------

Basic Earnings per Customer Share
   Net income (loss)                                                    $    0.12      $  (0.01)        $     --         $    0.11
                                                                        ---------      --------         --------         ---------

   Average common shares outstanding                                       22,655        22,655           22,655            22,655
                                                                        ---------      --------         --------         ---------

Diluted Earnings per Common Share
   Net income                                                           $    0.12      $  (0.01)        $     --         $    0.11
                                                                        ---------      --------         --------         ---------

   Average common and dilutive equivalent shares outstanding               22,942        22,942           22,942            22,942
                                                                        ---------      --------         --------         ---------
                                                                                                      (Footnotes on following page)



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US DIAGNOSTIC INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                  For the Year Ended December 31, 1997
                                                                                          USI              IHC
                                                                        Historical     Adjustments      Adjustments      Pro Forma
                                                                        ----------     -----------      -----------      ---------
Revenue                                                                 $ 216,222      $(18,673)        $(11,864)(d)     $ 185,685
                                                                        ---------      --------         --------         ---------

Operating Expenses
   General and administrative                                             165,549       (16,804)(d)      (11,295)(d)       137,450
   Asset impairment losses                                                 92,853       (22,799)(d)      (12,764)(d)        57,290
   Bad debt expense                                                        17,630        (7,118)(d)       (1,289)(d)         9,223
   Depreciation                                                            19,232        (1,479)(d)         (687)(d)        17,066
   Amortization                                                            10,790        (1,012)(e)         (131)(e)         8,887
                                                                                              4 (d)         (764)(d)
   Loss on settlement of lawsuits                                           5,739            --               --             5,739
   Settlement with Former Chief Executive Officer                           1,809            --               --             1,809
   Stock-based compensation                                                 1,261            --               --             1,261
                                                                        ---------      --------         --------         ---------

      Total Operating Expenses                                            314,863       (49,208)         (26,930)          238,725

Income (Loss) From Operations                                             (98,641)       30,535           15,066           (53,040)
                                                                        ---------      --------         --------         ---------

Other Income (Expense)
   Interest expense                                                       (19,114)          754 (f)           98 (f)       (16,938)
                                                                                            501 (d)          823 (d)
   Interest and other income                                                1,225            40 (d)           -- (d)         1,265
   Gain on marketable equity securities                                       407            --               --               407
                                                                        ---------      --------         --------         ---------

      Total Other Income (Expense)                                        (17,482)        1,295              921           (15,266)
                                                                        ---------      --------         --------         ---------
Income (Loss) Before Minority Interest and Provision For Income Taxes    (116,123)       31,830           15,987           (68,306)
                                                                        ---------      --------         --------         ---------

Minority interest income of subsidiaries                                    2,428            --               --             2,428
Provision for income taxes                                                 (1,839)          (22)(g)           --            (1,861)
                                                                        ---------      --------         --------         ---------

   Net Loss                                                             $(116,712)     $ 31,852         $ 15,987         $( 68,873)
                                                                        ---------      --------         --------         ---------

Basic Earnings per Common Share
   Net loss                                                             $   (5.26)     $   1.44         $   0.72         $   (3.10)
                                                                        ---------      --------         --------         ---------

   Average common shares outstanding                                       22,182        22,182           22,182            22,182
                                                                        ---------      --------         --------         ---------

Diluted Earnings per Common Share
   Net loss                                                             $   (5.26)     $   1.44         $   0.72         $   (3.10)
                                                                        ---------      --------         --------         ---------

   Average common and dilutive equivalent shares outstanding               22,182        22,182           22,182            22,182
                                                                        ---------      --------         --------         ---------


STATEMENT OF OPERATIONS ASSUMPTIONS

(d) To reflect the elimination of revenue and expenses of USI and IHC for the respective period.

(e) To reflect the elimination of goodwill amortization related to USI and IHC for the respective period.

(f) To reflect the reduction in interest expense related to $7.6 million reduction of long term debt from the sale of USI at estimated interest rates of 9.75% to 11% per annum, and to reflect the reduction in interest expense related to $1.0 million reduction of long-term debt from the sale of IHC at 9.75% interest rate per annum.

(g) To reflect the estimated impact on the Company's federal and state income tax liabilities resulting from the elimination of the results of USI and IHC, which are included in the Company's consolidated federal income tax return but for state purposes these entities file separately.



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(a)      Exhibits

         2(a) Stock Purchase Agreement, dated as of February 11, 1999, by and among US Imaging, Inc., US Diagnostic Inc. and United Radiology Associates, Inc.

         2(b)     Secured Promissory Note dated February 12, 1999

         2(c)     Guaranty dated as of February 12, 1999

         2(d)     Security Agreement dated as of February 12, 1999

         2(e) Stock Purchase Agreement, dated as of January 21, 1999, by and among Integrated Health Concepts, Inc., US Diagnostic Inc., and Mohammad Athari, M.D.

         2(f) Amendment No. 1 to Stock Purchase Agreement, dated as of January 21, 1999, by and among Integrated Health Concepts, Inc., US Diagnostic Inc., and Mohammad Athari, M.D.

         2(g) Asset Purchase Agreement, dated as of February 11, 1999, by and among US Diagnostic Inc. and United Radiology Associates, Inc.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     US DIAGNOSTIC INC.


Dated:  March 1, 1999                By:  /s/ Joseph A. Paul
                                          -------------------------------------
                                          Joseph A. Paul
                                          President and Chief Executive Officer



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                                 Exhibit Index


Exhibit No.              Description
-----------              -----------

     2(a) Stock Purchase Agreement, dated as of February 11, 1999, by and among US Imaging, Inc., US Diagnostic Inc. and United Radiology Associates, Inc.

     2(b)                Secured Promissory Note dated February 12, 1999

     2(c)                Guaranty dated as of February 12, 1999

     2(d)                Security Agreement dated as of February 12, 1999

     2(e) Stock Purchase Agreement, dated as of January 21, 1999, by and among Integrated Health Concepts, Inc., US Diagnostic Inc., and Mohammad Athari, M.D.

     2(f) Amendment No. 1 to Stock Purchase Agreement, dated as of January 21, 1999, by and among Integrated Health Concepts, Inc., US Diagnostic Inc., and Mohammad Athari, M.D.

     2(g) Asset Purchase Agreement, dated as of February 11, 1999, by and among US Diagnostic Inc. and United Radiology Associates, Inc.


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